UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2010

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California 95054-1549

(Address of principal executive offices) (Zip Code)

(408) 765-8080

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 19, 2010, Intel Corporation (“Intel”) announced that it had entered into a definitive agreement to acquire McAfee, Inc. (“McAfee”). Intel and McAfee held a joint investor conference call on August 19, 2010, to discuss the execution of the definitive agreement.

A transcript of the conference call, as well as copies of the materials referenced during the conference call, are attached as Exhibits 99.1 and 99.2 and are incorporated by reference herein.

Additionally, on August 19, 2010, Intel made available on its website an internal management presentation regarding the proposed transaction. A transcript of the presentation is attached as Exhibit 99.3 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Transcript of Intel Corporation and McAfee, Inc. joint investor conference call, held on August 19, 2010.

99.2	Presentation Slides, dated August 19, 2010.

99.3	Management Presentation, dated August 18, 2010.

*        *        *

Additional information and where to find it

McAfee intends to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the merger. The definitive proxy statement will be sent or given to the stockholders of McAfee. Before making any voting or investment decision with respect to the merger, investors and stockholders of McAfee are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the merger. The proxy statement and other relevant materials (when they become available), and any other documents filed by McAfee with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov, at McAfee’s website at www.McAfee.com (click on “Investor Information”, then on “SEC Filings”), or from McAfee by contacting Investor Relations by mail at McAfee, Inc., 3965 Freedom Circle, Santa Clara, California 95054, Attention: Investor Relations, or by telephone at (408) 346-5223.

Participants in the Solicitation

McAfee and Intel and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from McAfee stockholders in connection with the merger. Information about Intel’s directors and executive officers is set forth in Intel’s 2010 proxy statement on Schedule 14A filed with the SEC on April 2, 2010 and its Annual Report on Form 10-K for the year ended December 26, 2009, filed on February 22, 2010, respectively. Information about McAfee’s directors and executive officers is set forth in its 2010 proxy statement on Schedule 14A filed with the SEC on April 30, 2010 (as revised on May 10, 2010). Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the definitive proxy statement that McAfee intends to file with the SEC.

Forward-Looking Statements

This Form 8-K, including the exhibits filed with this Form 8-K, contain certain forward-looking statements regarding the proposed transaction between Intel and McAfee. Actual events or results may differ materially from those contained in these forward-looking statements. Among the important factors that could cause future events or results to vary from those addressed in the forward-looking statements include without limitation, risks and uncertainties arising from the possibility that the closing of the transaction may be delayed or may not occur; difficulties with the integration process or the realization of the benefits of the transaction; general economic conditions in the regions and industries in which Intel and McAfee operate; and litigation or regulatory matters involving antitrust and other issues that could affect the closing of the transaction.

In addition, please refer to the documents that Intel files with the SEC on Forms 10-K, 10-Q and 8-K. The filings by Intel identify and address other important factors that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this Form 8-K and in Intel’s other filings. Intel is under no duty to update any of the forward-looking statements after the date of this Form 8-K to conform to actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)
/S/ CARY I. KLAFTER
Cary I. Klafter
Date: August 19, 2010	Corporate Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Transcript of Intel Corporation and McAfee, Inc. joint investor conference call, held on August 19, 2010.

99.2	Presentation Slides, dated August 19, 2010.

99.3	Management Presentation, dated August 18, 2010.